UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

China Automotive Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
The People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-8757 0027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	CAAS	The Nasdaq Capital Market

Item 8.01	Other Events
Inability to timely file Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 due to circumstances related to COVID-19

China Automotive Systems, Inc. (the “Company”) will be unable to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 by the original deadline of May 15, 2020 due to circumstances related to COVID-19. The Company’s headquarters is located in Wuhan, Hubei Province, PRC, which is the epicenter of the COVID-19 epidemic. Since January 2020, Hubei Province has been under strict quarantine control and travel has been severely restricted. The Company’s operations in Hubei Province have been largely suspended since January 31, 2020. In addition, the government of Hubei Province did not permit employees to return to work between January 23, 2020 and March 21, 2020. On March 20, 2020, the Company announced in a Form 8-K the extension of the deadline for filing its Form 10-K for the year ended December 31, 2019 due to the above factors. The Company is currently focusing on completing the preparation of the Company’s annual consolidated financial statements and Form 10-K for the year ended December 31, 2019. As a result of these factors, the Company will be unable to complete the preparation of the Company’s consolidated financial statements for the first quarter of 2020 and the Form 10-Q until after May 15, 2020.

The Company is relying on the SEC order dated March 25, 2020 (Release No. 34-88465) to extend the due date for the filing of its Form 10-Q until June 29, 2020 (45 days after the original due date). The Company will work diligently to comply with such requirement and, at this time, management believes that it will need the entire available extension period.

Additional risk factor disclosure

Following is a risk factor relating to COVID-19.

Our business operations have been and may continue to be materially and adversely affected by the outbreak of the coronavirus disease (COVID-19).

An outbreak of respiratory illness caused by COVID-19 emerged in Wuhan city, Hubei province, PRC, where the Company’s headquarters is located, in late 2019 and has been expanding within the PRC and globally. The new strain of COVID-19 is considered to be highly contagious and poses a serious public health threat. On January 23, 2020, the PRC government announced the lockdown of Wuhan city in an attempt to quarantine the city. Since then, other measures including travel restrictions have been imposed in other major cities in the PRC and throughout the world in an effort to contain the COVID-19 outbreak. The World Health Organization (the “WHO”) is closely monitoring and evaluating the situation. On March 11, 2020, the WHO declared the outbreak of COVID-19 a pandemic, expanding its assessment of the threat beyond the global health emergency it had announced in January. As our headquarters are located in Wuhan, we have closed our headquarters effective January 23, 2020.

Any outbreak of such epidemic illness or other adverse public health developments in the PRC or elsewhere in the world may materially and adversely affect the global economy, our markets and our business. In the first quarter of 2020, the COVID-19 outbreak caused disruptions in our manufacturing operations, which resulted in delays in the shipment of products to certain of our customers. As a result, we expect to report that our net product sales decreased by approximately 50% in the first quarter of 2020 compared with the same quarter in 2019. A prolonged disruption or any further unforeseen delay in our operations of the manufacturing, delivery and assembly process within any of our production facilities could continue to result in delays in the shipment of products to our customers, increased costs and reduced revenue.

We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. If the outbreak of COVID-19 is not effectively and timely controlled, our business operations and financial condition may be materially and adversely affected as a result of the deteriorating market outlook for automobile sales, the slowdown in regional and national economic growth, weakened liquidity and financial condition of our customers or other factors that we cannot foresee. Any of these factors and other factors beyond our control could have an adverse effect on the overall business environment, cause uncertainties in the regions where we conduct business, cause our business to suffer in ways that we cannot predict and materially and adversely impact our business, financial condition and results of operations.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or the Company’s future financial performance. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Such statements are subject to certain risks and uncertainties, including the matters set forth in this Form 8-K or other reports or documents the Company files with the Securities and Exchange Commission from time to time, which could cause actual results or outcomes to differ materially from those projected. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company’s expectations are as of the date this Form 8-K is filed, and the Company does not intend to update any of the forward-looking statements after the date this Form 8-K is filed to conform these statements to actual results, unless required by law. All of the forward-looking statements are qualified in their entirety by reference to the factors discussed under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission, and in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: May 11, 2020	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman

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